UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02    Results of Operations and Financial Condition.

On August 4, 2016, Diversified Restaurant Holdings, Inc. (“DRH”) issued a press release announcing earnings and other other financial results for the quarter ended June 26, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated here by reference.

Item 7.01    Other Events.

On August 4, 2016, DRH announced that its Board of Directors had approved a plan to pursue a tax-free spin-off of 100% of its Bagger Dave’s Burger Tavern businesses into a new stand-alone, publicly traded company. Previously, on May 24, 2016, the Company announced that it was evaluating strategic alternatives for the Bagger Dave’s Restaurants and brand. The Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number                    Description

99.1    Press release of Diversified Restaurant Holdings, Inc. reporting earnings and other financial results for the quarter ended June 26, 2016.

99.2    Press Release of Diversified Restaurant Holdings, Inc.’s Announcement of Its Intention to Spin Off Bagger Dave’s Burger Tavern

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: August 4, 2016	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number                    Description

99.1    Press release of Diversified Restaurant Holdings, Inc. reporting earnings and other financial results for the quarter ended June 26, 2016.

99.2    Press Release of Diversified Restaurant Holdings, Inc.’s Announcement of Its Intention to Spin Off Bagger Dave’s Burger Tavern